UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

ITEM 1.	REPORT TO STOCKHOLDERS

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2020

BrandywineGLOBAL —

FLEXIBLE BOND FUND

Beginning in or after January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks current income and capital appreciation. Prior to July 7, 2020, the Fund sought a high level of current income.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of BrandywineGLOBAL — Flexible Bond Fund for the twelve-month reporting period ended December 31, 2020. Please read on for a detailed look at prevailing economic and market conditions during the Fund reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notices

The Board of Trustees of Legg Mason Global Asset Management Trust on behalf of the Fund approved certain changes proposed by Fund management. Effective on July 7, 2020, the Fund was renamed BrandywineGLOBAL — Flexible Bond Fund from BrandywineGLOBAL — Global Flexible Income Fund and underwent changes to its investment objective and certain investment policies. Please note that there were no benchmark or portfolio management team changes as a result of these changes. Please refer to the prospectus supplement dated May 7, 2020 for additional information.

***

Effective December 31, 2020, John P. McIntyre, CFA, Anujeet Sareen, CFA, Brian L. Kloss, JD, CPA, Tracy Chen, CFA, CAIA, Michael Arno, CFA and Renato Latini, CFA, each a portfolio manager at Brandywine Global Investment Management, LLC, the Fund’s subadviser, are the Fund’s portfolio managers. Please refer to the prospectus supplement dated December 9, 2020 for additional information.

II	BrandywineGLOBAL — Flexible Bond Fund

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 29, 2021

BrandywineGLOBAL — Flexible Bond Fund	III

Fund Overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks current income and capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its net assets in fixed income securities or other instruments with similar economic characteristics. We at Brandywine Global Investment Management, LLC, the Fund’s subadviser, have broad discretion to invest in multiple types of fixed income securities including, but not limited to, sovereign debt, emerging markets debt, corporate debt, high yield debt, bank loans, supranational issues, Separate Trading of Registered Interest and Principal of Securities (“STRIPS”), inflation-linked securities and hybrid securities.

The Fund may invest in fixed income securities issued in foreign currencies and U.S. dollar denominated securities. The Fund can seek investment opportunities anywhere in the world. Under normal market conditions, the fund’s foreign currency exposure will be limited to 25% of the Fund’s assets.

The Fund may invest in derivative instruments such as foreign currency forwards, bond futures, interest rate futures, swaps (including interest rate, total return and inflation swaps), credit default swaps, credit default swap index products, instruments involved in currency risk management strategies, options, options on futures and structured credit products. The Fund may use derivatives to enhance total return, as a means of providing additional exposure to certain types of investments, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective durationi of its portfolio, as a cash flow management technique or as a substitute for the purchase or sale of securities or currencies.

The Fund may invest without limit in securities that are rated or unrated, including “high yield” or “junk” bonds (that is, securities rated below the Baa/BBB categories or, if unrated, that we determined to be of comparable credit quality). Under normal conditions, the dollar-weighted average effective duration of the Fund’s portfolio is expected to range from 0 to 10 years. However, the Fund may invest without limit in securities of any maturity or durationii.

The fund may invest in asset-backed and mortgage-backed securities but will not invest more than 25% of its assets in asset-backed and mortgage-backed securities that are not issued or guaranteed by, or comprised of securities issued or guaranteed by, a U.S. government agency or U.S. government-sponsored entity.

The fund may invest up to 25% of its assets in convertible securities, up to 10% of its assets in preferred equity securities of companies of any size, and up to 10% of its assets in common equity securities of companies of any size. In addition, no more than 5% of the fund shall be invested in any one non-sovereign issue at time of purchase.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The global fixed income market experienced periods of volatility but generated positive results during the twelve-month reporting period ended December 31, 2021. Global yields

BrandywineGLOBAL — Flexible Bond Fund 2020 Annual Report	1

Fund overview (cont’d)

declined over the reporting period, which was supportive for fixed income assets. Falling yields were driven by a number of factors, including heighted risk aversion as the COVID-19 pandemic escalated, sharply contracting global growth, trade conflicts, and several geopolitical issues. However, the spread sectors (non-U.S. Treasuries) generally outperformed as the reporting period progressed, as continued monetary policy accommodation from global central banks and news of effective COVID-19 vaccines triggered increased investor risk appetite.

Looking back, the U.S. Federal Reserve Board (the “Fed”)iii took a number of unprecedented actions to support the economy and the proper functioning of the financial markets. With the acceleration of the pandemic, the Fed took a number of aggressive actions in March 2020. First, on March 3, 2020, the Fed lowered the federal funds rateiv from a range between 1.50% and 1.75% to a range between 1.00% and 1.25%. Then, on March 15, 2020, the Fed lowered the federal funds rate to a range between 0.00% and 0.25%. Finally, on March 23, 2020, the Fed announced that it would make unlimited purchases of Treasury and mortgage securities and introduced a new credit facility to buy investment-grade credit rated down to BBB- in the primary and secondary markets. During the second quarter of 2020, the Fed expanded its credit facilities to include the purchase of individual corporate bonds, which supported spread tightening. Finally, at its meeting in September, projections from individual members of the Federal Open Market Committeev indicated that rates could stay anchored near zero through 2023. Elsewhere, central banks outside the U.S., including the European Central Bank (“ECB”)vi, the Bank of Englandvii, the Bank of Japanviii and the People’s Bank of Chinaix also maintained highly accommodative monetary policies during the reporting period.

All told, the Bloomberg Barclays Global Aggregate Bond Indexx returned 9.20% during the twelve month reporting period ended December 31, 2020. Investors who took on additional risk also experienced positive results over the reporting period. Global high-yield corporate bonds, as measured by the Barclays Global High Yield Index (USD hedged)xi returned 5.73%. Meanwhile, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)xii gained 5.88%. Within the currency markets, the U.S. dollar generally depreciated against most other currencies.

Q. How did we respond to these changing market conditions?

A. Unprecedented monetary easing, along with expanded fiscal support, continued to provide the backdrop for risk assets to maintain their upward trajectory post the March/ April 2020 selloff. The Fund continued to express that view with its large allocation to corporate credit. Across both high-yield and investment-grade, we believed credit spreads could continue to compress, especially in areas where the reflation trade is more impactful (e.g., Basic Industries1, Consumer Cyclicals2, and Energy). Many of the corporate credits held have a duration near the intermediate portion of the Treasury yield curvexiii where

[1]	Basic Industry consists of the following industries: Chemicals, Metals & Mining and Paper.

[2]	Consumer Cyclicals consists of the following industries: Automotive, Entertainment, Gaming, Home Construction, Lodging, Retailers, Restaurants, Textiles, and other consumer services.

2	BrandywineGLOBAL — Flexible Bond Fund 2020 Annual Report

central banks can still provide an anchor. Beyond assistance from central banks and government funding, the technical backdrop in 2021 also looks attractive. Record-breaking supply in 2020 should lead to issuance levels dropping significantly year-over-year. Meanwhile, demand continues to be strong globally, as international investors find yields to be attractive. Fundamentally, higher corporate leverage causes some concern. However, companies have built up a war chest of liquidity and their ability to meet their debt obligations are not overly stretched.

Two notable changes occurred in the Fund to close out the reporting period. First, we reduced its overall duration by two years. As developed duration may not provide its historical ballast to risk positions during times of minimal stress, we believe the Treasury yield curve should continue to steepen without much interference from central banks. Second, we reduced the Fund’s U.S. dollar position, mostly against emerging market currencies. Inflation concerns in emerging market countries continues to be modest overall, while commodity price recovery should support currency appreciation across the sector. While the securitized portion of the Fund remained consistent at roughly 10% of its overall portfolio, the structure of the underlying holdings changed. With lower delinquencies and higher home prices, we became more comfortable investing in lower quality securities. Overall, while valuations are not as compelling as they were during most of 2020, the support by governments and central banks provides the framework where asset prices continued to be supported until the underlying economy recovers.

The Fund used U.S. Treasury futures and Italian BTP futures to help manage its bond exposure. The use of these instruments added to performance. Currency forwards, which were used to help manage the Fund’s currency exposures, were a headwind for results. The Fund tactically used credit default swaps and credit default swap indices to manage its high-yield credit exposure. They contributed to performance over the reporting period. In aggregate, the Fund’s use of derivatives made a positive impact to returns.

Performance review

For the twelve months ended December 31, 2020, Class IS shares of BrandywineGLOBAL — Flexible Bond Fund returned 15.12%. The Fund’s unmanaged benchmark, the Bloomberg Barclays U.S. Aggregate Indexxiv, returned 7.51% for the same period. The Lipper Multi-Sector Income Funds Category Averagexv returned 5.64% over the same time frame.

Performance Snapshot as of December 31, 2020 (unaudited)
(excluding sales charges)	6 months	12 months
BrandywineGLOBAL — Flexible Bond Fund:
Class A	8.57%	14.84%
Class I	8.81%	15.00%
Class IS	8.81%	15.12%
Bloomberg Barclays U.S. Aggregate Index	1.29%	7.51%
Lipper Multi-Sector Income Funds Category Average	7.10%	5.64%

BrandywineGLOBAL — Flexible Bond Fund 2020 Annual Report	3

Fund overview (cont’d)

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended December 31, 2020 for Class A, Class I and Class IS shares were 2.70%, 3.12% and 3.14%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A, Class I and Class IS shares would have been 2.31%, 2.69% and 2.72%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on the Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

This Fund is the successor to an institutional account (the “Predecessor”). Immediately prior to the Fund commencing operations, the Predecessor transferred its assets to the Fund in exchange for the Fund’s Class IS shares.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2020, the gross total annual fund operating expense ratios for Class A, Class I and Class IS shares were 4.06%, 3.76% and 3.74%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend and interest expense on securities sold short, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.10% for Class A shares, 0.75% for Class I shares and 0.65% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. Total annual fund operating expenses, after waiving fees and/or reimbursing expenses, exceed the expense cap for each class as result of acquired fund fees and expenses. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense

4	BrandywineGLOBAL — Flexible Bond Fund 2020 Annual Report

cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. Off the COVID-19 March 2020 lows, the Fund’s performance was led by investment-grade and high-yield corporates. The sharp rally started during the second quarter of 2020 was due, in part, to the introduction of the Fed’s corporate bond purchasing programs, which provided a meaningful backstop to credit assets. The global high-yield market also rebounded strongly, as a flood of issuance was evident in the high-yield market, with June’s 2020 volume being the largest calendar month in history. Lastly, the results in November 2020 of the Pfizer Inc.’s vaccine effectiveness provided a strong backdrop for additional acceleration in overall risk assets to close out the year.

Elsewhere, our sovereign positions rebounded slightly during the reporting period, as we had exposure to Italy, Spain, and Portugal. The economic support of the ECB provided a solid tailwind for those country’s government bonds during the reporting period.

Q. What were the leading detractors from performance?

A. Despite the U.S. dollar’s decline for the reporting period, the Fund’s foreign currency exposures was a small detractor from performance. The Fund had exposures to various peripheral European (Russian ruble) and select Latin American currencies (e.g., Peruvian sol and Mexican peso) to close out the year given our view that rising commodity prices in 2021 will be supportive of their performance.

Thank you for your investment in BrandywineGLOBAL — Flexible Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Brian L. Kloss, JD, CPA

Portfolio Manager

Brandywine Global Investment Management, LLC

BrandywineGLOBAL — Flexible Bond Fund 2020 Annual Report	5

Fund overview (cont’d)

Tracy Chen, CFA, CAIA

Portfolio Manager

Brandywine Global Investment Management, LLC

John (“Jack”) P. McIntyre, CFA

Portfolio Manager

Brandywine Global Investment Management, LLC

Anujeet Sareen, CFA

Portfolio Manager

Brandywine Global Investment Management, LLC

Michael Arno, CFA

Portfolio Manager

Brandywine Global Investment Management, LLC

Renato Latini, CFA

Portfolio Manager

Brandywine Global Investment Management, LLC

January 21, 2021

RISKS: Fixed income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities falls. “High yield” or “junk” bonds are subject to greater price volatility, illiquidity, and possibility of default. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. International investments are subject to special risks, including currency fluctuations and social,

6	BrandywineGLOBAL — Flexible Bond Fund 2020 Annual Report

economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. Equity securities are subject to market and price fluctuations. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund may use derivatives to a significant extent, which could result in substantial losses and greater volatility in the Fund’s net assets. Leverage may increase volatility and possibility of loss. Active and frequent trading may increase a shareholder’s tax liability and transaction costs, which could detract from Fund performance. As a non-diversified fund, the Fund is permitted to invest a larger percentage of its assets in a smaller number of issuers than a diversified fund, which may magnify the Fund’s losses from events affecting a particular issuer. The manager’s investment style may become out of favor and/ or the manager’s selection process may prove incorrect, which may have a negative impact on the Fund’s performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

BrandywineGLOBAL — Flexible Bond Fund 2020 Annual Report	7

Fund overview (cont’d)

[i]

Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Please note, duration measures the sensitivity of price (the value of principal) of a fixed income investment to a change in interest rates. Funds that employ leverage calculate effective duration based off of net assets.

ii

Duration is the measure of the price sensitivity of a fixed income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The Federal Open Market Committee (“FOMC”) is a committee of the Federal Reserve Board that meets regularly to set monetary policy, including the interest rates that are charged to banks.

vi	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vii	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

viii

The Bank of Japan is the Japanese central bank. It is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system, and providing settling and clearing services.

ix	The People’s Bank of China is the central bank of the People’s Republic of China with the power to control monetary policy and regulate financial institutions in mainland China.

[x]	The Bloomberg Barclays Global Aggregate Index is an index comprised of several other Bloomberg Barclays indices that measure fixed-income performance of regions around the world.

xi

The Bloomberg Barclays Global High Yield Index (USD Hedged) provides a broad-based measure of the global high-yield fixed-income markets, representing the union of the U.S. High-Yield, Pan-European High-Yield, U.S. Emerging Markets High-Yield, CMBS High-Yield and Pan European Emerging Markets High-Yield Indices.

xii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

xiii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

xiv

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

xv

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2020, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 365 funds for the six-month period and among the 351 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

8	BrandywineGLOBAL — Flexible Bond Fund 2020 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of December 31, 2020 and December 31, 2019 and does not include derivatives, such as futures contracts, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

BrandywineGLOBAL — Flexible Bond Fund 2020 Annual Report	9

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2020 and held for the six months ended December 31, 2020.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	8.57%	$1,000.00	$1,085.70	0.97%	$5.09	Class A	5.00%	$1,000.00	$1,020.26	0.97%	$4.93
Class I	8.81	1,000.00	1,088.10	0.68	3.57	Class I	5.00	1,000.00	1,021.72	0.68	3.46
Class IS	8.81	1,000.00	1,088.10	0.65	3.41	Class IS	5.00	1,000.00	1,021.87	0.65	3.30

10	BrandywineGLOBAL — Flexible Bond Fund 2020 Annual Report

[1]	For the six months ended December 31, 2020.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

BrandywineGLOBAL — Flexible Bond Fund 2020 Annual Report	11

Fund performance (unaudited)

BrandywineGLOBAL — Flexible Bond Fund (the “Fund”) is the successor to an unregistered private fund (the “Predecessor”). The performance prior to May 31, 2016, in the accompanying bar chart and table is that of the Predecessor. Immediately prior to the fund commencing operations, the Predecessor transferred its assets to the fund in exchange for the fund’s Class IS shares. At the time of transfer, the investment policies, objectives, guidelines and restrictions of the fund were in all material respects equivalent to those of the Predecessor. In addition, Brian Kloss, a current portfolio manager of the fund, served as a portfolio manager to the Predecessor. As a mutual fund registered under the Investment Company Act of 1940 (the “1940 Act”), the fund is subject to certain restrictions under the 1940 Act to which the Predecessor was not subject. As a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), the fund is subject to certain restrictions under the Code to which the Predecessor was not subject. Had the Predecessor been registered under the 1940 Act and been subject to the provisions of the 1940 Act, its investment performance could have been adversely affected. Similarly, had the Predecessor been subject to provisions of the Code applicable to regulated investment companies, its investment performance may have been adversely affected. The performance is shown net of an annual management fee of 0.80% and other expenses of 0.10% which reflects the expenses of the Predecessor.

The Predecessor did not have distribution policies. The Predecessor was an unregistered private fund, did not qualify as a regulated investment company for federal income tax purposes and did not pay dividends or distributions..

Average annual total returns
Without sales charges[1]	Class A	Class I	Class IS
Twelve Months Ended 12/31/20	14.84%	15.00%	15.12%
Five Years Ended 12/31/20	N/A	N/A	8.50
Inception* through 12/31/20	7.57	7.85	5.86

With sales charges[2]	Class A	Class I	Class IS
Twelve Months Ended 12/31/20	9.96%	15.00%	15.12%
Five Years Ended 12/31/20	N/A	N/A	8.50
Inception* through 12/31/20	6.56	7.85	5.86

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 5/31/16 through 12/31/20)	39.76%
Class I (Inception date of 5/31/16 through 12/31/20)	41.42
Class IS (Inception date of 3/31/13 through 12/31/20)	55.52

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance

12	BrandywineGLOBAL — Flexible Bond Fund 2020 Annual Report

arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%.

*	Inception dates for Class A, I and IS shares are May 31, 2016, May 31, 2016 and March 31, 2013, respectively.

BrandywineGLOBAL — Flexible Bond Fund 2020 Annual Report	13

Fund performance (unaudited) (cont’d)

Historical performance

Value of $1,000,000 invested in

Class IS Shares of BrandywineGLOBAL — Flexible Bond Fund vs. Bloomberg Barclays U.S. Aggregate Index† — March 31, 2013 - December 31, 2020

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $1,000,000 invested in Class IS shares of BrandywineGLOBAL — Flexible Bond Fund on March 31, 2013 (inception date of the Predecessor), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2020. The hypothetical illustration also assumes a $1,000,000 investment in the Bloomberg Barclays U.S. Aggregate Index. The Bloomberg Barclays U.S. Aggregate Index (the “Index”) is a broad-based bond index comprised of government, corporate, mortgage-and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than Class IS shares’ performance indicated on this chart, depending on whether greater or lesser charges and fees were incurred by shareholders investing in the other classes.

Prior to July 6, 2020, The Fund had a different investment objective and followed different investment strategies under the name BrandywineGLOBAL — Global Flexible Income Fund.

14	BrandywineGLOBAL — Flexible Bond Fund 2020 Annual Report

Schedule of investments

December 31, 2020

BrandywineGLOBAL — Flexible Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 69.3%
Communication Services — 8.0%
Diversified Telecommunication Services — 0.8%
Embarq Corp., Senior Notes	7.995%	6/1/36	460,000	$568,250
Interactive Media & Services — 0.8%
Weibo Corp., Senior Notes	3.375%	7/8/30	520,000	531,874
Media — 4.0%
Altice France Holding SA, Senior Notes	6.000%	2/15/28	1,040,000	1,054,929	(a)
Discovery Communications LLC, Senior Notes	3.625%	5/15/30	180,000	206,435
Liberty Interactive LLC, Senior Notes	8.250%	2/1/30	250,000	280,781
Sinclair Television Group Inc., Senior Notes	5.875%	3/15/26	425,000	438,490	(a)
Univision Communications Inc., Senior Secured Notes	9.500%	5/1/25	650,000	726,375	(a)
Total Media				2,707,010
Wireless Telecommunication Services — 2.4%
T-Mobile USA Inc., Senior Secured Notes	3.875%	4/15/30	170,000	197,106	(a)
T-Mobile USA Inc., Senior Secured Notes	2.550%	2/15/31	730,000	767,464	(a)
Xiaomi Best Time International Ltd., Senior Notes	3.375%	4/29/30	600,000	640,927	(a)
Total Wireless Telecommunication Services				1,605,497
Total Communication Services				5,412,631
Consumer Discretionary — 10.5%
Automobiles — 5.0%
Ford Motor Co., Senior Notes	8.500%	4/21/23	225,000	253,598
Ford Motor Co., Senior Notes	6.625%	10/1/28	480,000	565,776
Ford Motor Co., Senior Notes	4.750%	1/15/43	60,000	61,275
General Motors Co., Senior Notes	6.800%	10/1/27	45,000	57,894
General Motors Co., Senior Notes	6.250%	10/2/43	245,000	330,948
General Motors Financial Co. Inc., Senior Notes	2.700%	8/20/27	480,000	509,824
Nissan Motor Co. Ltd., Senior Notes	4.345%	9/17/27	1,070,000	1,183,200	(a)
Nissan Motor Co. Ltd., Senior Notes	4.810%	9/17/30	420,000	473,656	(a)
Total Automobiles				3,436,171
Hotels, Restaurants & Leisure — 1.2%
International Game Technology PLC, Senior Secured Notes	5.250%	1/15/29	520,000	561,135	(a)
Scientific Games International Inc., Senior Secured Notes	5.000%	10/15/25	275,000	284,113	(a)
Total Hotels, Restaurants & Leisure				845,248
Internet & Direct Marketing Retail — 0.9%
Expedia Group Inc., Senior Notes	6.250%	5/1/25	500,000	579,868	(a)

See Notes to Financial Statements.

BrandywineGLOBAL — Flexible Bond Fund 2020 Annual Report	15

Schedule of investments (cont’d)

December 31, 2020

BrandywineGLOBAL — Flexible Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Specialty Retail — 2.9%
AutoNation Inc., Senior Notes	4.750%	6/1/30	470,000	$566,213
Gap Inc., Senior Secured Notes	8.625%	5/15/25	470,000	524,882	(a)
PetSmart Inc., Senior Secured Notes	5.875%	6/1/25	835,000	859,528	(a)
Total Specialty Retail				1,950,623
Textiles, Apparel & Luxury Goods — 0.5%
PVH Corp., Senior Notes	4.625%	7/10/25	325,000	366,562
Total Consumer Discretionary				7,178,472
Consumer Staples — 0.4%
Food Products — 0.4%
Smithfield Foods Inc., Senior Notes	3.000%	10/15/30	275,000	291,487	(a)
Energy — 10.7%
Oil, Gas & Consumable Fuels — 10.7%
Antero Resources Corp., Senior Notes	5.125%	12/1/22	310,000	309,690
Antero Resources Corp., Senior Notes	5.625%	6/1/23	305,000	299,281
Antero Resources Corp., Senior Notes	8.375%	7/15/26	300,000	306,957	(a)(b)
Apache Corp., Senior Notes	4.875%	11/15/27	835,000	886,352
Occidental Petroleum Corp., Senior Notes	2.700%	2/15/23	442,000	442,409
Occidental Petroleum Corp., Senior Notes	3.000%	2/15/27	330,000	294,319
Occidental Petroleum Corp., Senior Notes	6.625%	9/1/30	505,000	549,061
Occidental Petroleum Corp., Senior Notes	4.200%	3/15/48	390,000	318,338
Petrobras Global Finance BV, Senior Notes	5.600%	1/3/31	1,025,000	1,179,570
Petroleos Mexicanos, Senior Notes	5.350%	2/12/28	1,375,000	1,362,625
Petroleos Mexicanos, Senior Notes	6.950%	1/28/60	1,225,000	1,154,440
Saudi Arabian Oil Co., Senior Notes	2.250%	11/24/30	200,000	203,933	(a)
Total Energy				7,306,975
Financials — 7.6%
Banks — 3.2%
Banco do Brasil SA, Junior Subordinated Notes (6.250% to 4/15/24 then 10 year Treasury Constant Maturity Rate + 4.398%)	6.250%	4/15/24	545,000	559,443	(a)(c)(d)
Banco Mercantil del Norte SA, Junior Subordinated Notes (6.750% to 9/27/24 then 5 year Treasury Constant Maturity Rate + 4.967%)	6.750%	9/27/24	535,000	581,144	(c)(d)(e)
Itau Unibanco Holding SA, Junior Subordinated Notes (6.125% to 12/12/22 then 5 year Treasury Constant Maturity Rate + 3.981%)	6.125%	12/12/22	1,040,000	1,064,060	(c)(d)(e)
Total Banks				2,204,647
Capital Markets — 3.5%
Ares Capital Corp., Senior Notes	4.200%	6/10/24	40,000	43,198

See Notes to Financial Statements.

16	BrandywineGLOBAL — Flexible Bond Fund 2020 Annual Report

BrandywineGLOBAL — Flexible Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Capital Markets — continued
Ares Capital Corp., Senior Notes	4.250%	3/1/25	25,000	$27,130
Ares Capital Corp., Senior Notes	3.250%	7/15/25	205,000	217,483
FS KKR Capital Corp., Senior Notes	4.750%	5/15/22	26,000	27,058
FS KKR Capital Corp., Senior Notes	4.625%	7/15/24	477,000	502,795
FS KKR Capital Corp., Senior Notes	4.125%	2/1/25	155,000	161,433
Main Street Capital Corp., Senior Notes	5.200%	5/1/24	270,000	293,147
Owl Rock Capital Corp., Senior Notes	4.000%	3/30/25	560,000	585,396
Owl Rock Technology Finance Corp., Senior Notes	4.750%	12/15/25	285,000	298,255	(a)
Owl Rock Technology Finance Corp., Senior Notes	3.750%	6/17/26	205,000	206,361	(a)
Total Capital Markets				2,362,256
Consumer Finance — 0.9%
Blackstone Secured Lending Fund, Senior Notes	3.650%	7/14/23	90,000	93,645	(a)
Blackstone Secured Lending Fund, Senior Notes	3.625%	1/15/26	470,000	483,757	(a)
Total Consumer Finance				577,402
Total Financials				5,144,305
Health Care — 4.8%
Health Care Equipment & Supplies — 0.3%
Teleflex Inc., Senior Notes	4.875%	6/1/26	180,000	188,073
Health Care Providers & Services — 0.5%
Universal Health Services Inc., Senior Secured Notes	2.650%	10/15/30	350,000	363,996	(a)
Pharmaceuticals — 4.0%
Bausch Health Cos. Inc., Senior Notes	6.125%	4/15/25	85,000	87,691	(a)
Bausch Health Cos. Inc., Senior Notes	5.000%	1/30/28	170,000	175,404	(a)
Bausch Health Cos. Inc., Senior Secured Notes	7.000%	3/15/24	40,000	41,190	(a)
Endo Dac/Endo Finance LLC/Endo Finco Inc., Senior Secured Notes	5.875%	10/15/24	1,040,000	1,056,250	(a)
Teva Pharmaceutical Finance Co. BV, Senior Notes	2.950%	12/18/22	125,000	124,922
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	7.125%	1/31/25	200,000	221,456
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	3.150%	10/1/26	1,015,000	977,582
Total Pharmaceuticals				2,684,495
Total Health Care				3,236,564

See Notes to Financial Statements.

BrandywineGLOBAL — Flexible Bond Fund 2020 Annual Report	17

Schedule of investments (cont’d)

December 31, 2020

BrandywineGLOBAL — Flexible Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Industrials — 9.8%
Aerospace & Defense — 1.8%
Boeing Co., Senior Notes	3.750%	2/1/50	575,000	$605,739
Embraer Netherlands Finance BV, Senior Notes	6.950%	1/17/28	535,000	605,353	(a)
Total Aerospace & Defense				1,211,092
Airlines — 3.1%
Air Canada Pass-Through Trust	5.250%	4/1/29	540,000	578,838	(a)
Delta Air Lines Inc./SkyMiles IP Ltd., Senior Secured Notes	4.500%	10/20/25	270,000	288,729	(a)
Delta Air Lines Inc./SkyMiles IP Ltd., Senior Secured Notes	4.750%	10/20/28	265,000	289,573	(a)
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., Senior Secured Notes	6.500%	6/20/27	265,000	285,372	(a)
Southwest Airlines Co., Senior Notes	5.125%	6/15/27	540,000	643,096
Total Airlines				2,085,608
Building Products — 0.6%
Owens Corning, Senior Notes	3.875%	6/1/30	390,000	450,732
Industrial Conglomerates — 2.8%
General Electric Co., Senior Notes	3.625%	5/1/30	515,000	589,279
General Electric Co., Senior Notes	4.350%	5/1/50	570,000	694,426
Icahn Enterprises LP/Icahn Enterprises Finance Corp., Senior Notes	6.250%	5/15/26	576,000	611,274
Icahn Enterprises LP/Icahn Enterprises Finance Corp., Senior Notes	5.250%	5/15/27	15,000	16,118
Total Industrial Conglomerates				1,911,097
Professional Services — 1.5%
Block Financial LLC, Senior Notes	3.875%	8/15/30	945,000	1,021,670
Total Industrials				6,680,199
Information Technology — 4.1%
Communications Equipment — 0.9%
CommScope Inc., Senior Secured Notes	6.000%	3/1/26	600,000	632,949	(a)
Electronic Equipment, Instruments & Components — 2.0%
Flex Ltd., Senior Notes	4.875%	5/12/30	390,000	469,801
Jabil Inc., Senior Notes	3.600%	1/15/30	785,000	874,888
Total Electronic Equipment, Instruments & Components				1,344,689
IT Services — 1.2%
Amdocs Ltd., Senior Notes	2.538%	6/15/30	741,000	779,341
Total Information Technology				2,756,979

See Notes to Financial Statements.

18	BrandywineGLOBAL — Flexible Bond Fund 2020 Annual Report

BrandywineGLOBAL — Flexible Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Materials — 10.5%
Chemicals — 1.3%
Braskem Netherlands Finance BV, Senior Notes	5.875%	1/31/50	545,000	$564,489	(e)
Methanex Corp., Senior Notes	5.125%	10/15/27	275,000	299,236
Total Chemicals				863,725
Construction Materials — 0.9%
Cemex SAB de CV, Senior Secured Notes	7.375%	6/5/27	520,000	592,410	(a)
Containers & Packaging — 1.7%
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc., Senior Secured Notes	4.125%	8/15/26	520,000	544,050	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, Senior Secured Notes	4.000%	10/15/27	630,000	646,537	(a)
Total Containers & Packaging				1,190,587
Metals & Mining — 6.6%
Cleveland-Cliffs Inc., Senior Secured Notes	4.875%	1/15/24	440,000	449,075	(a)
CSN Resources SA, Senior Notes	7.625%	4/17/26	520,000	559,650	(a)
First Quantum Minerals Ltd., Senior Notes	6.875%	10/15/27	715,000	776,669	(a)
Freeport-McMoRan Inc., Senior Notes	4.125%	3/1/28	195,000	204,872
Freeport-McMoRan Inc., Senior Notes	4.625%	8/1/30	840,000	923,391
Steel Dynamics Inc., Senior Notes	3.250%	10/15/50	537,000	562,999
Taseko Mines Ltd., Senior Secured Notes	8.750%	6/15/22	930,000	944,894	(a)
Teck Resources Ltd., Senior Notes	3.900%	7/15/30	80,000	89,235
Total Metals & Mining				4,510,785
Total Materials				7,157,507
Real Estate — 1.2%
Equity Real Estate Investment Trusts (REITs) — 1.2%
Crown Castle International Corp., Senior Notes	3.300%	7/1/30	20,000	22,422
Iron Mountain Inc., Senior Notes	5.250%	3/15/28	765,000	808,731	(a)
Total Real Estate				831,153
Utilities — 1.7%
Electric Utilities — 1.1%
AES Panama Generation Holdings SRL, Senior Secured Notes	4.375%	5/31/30	520,000	563,238	(a)
DPL Inc., Senior Notes	4.125%	7/1/25	155,000	167,527	(a)
Total Electric Utilities				730,765
Gas Utilities — 0.1%
AmeriGas Partners LP/AmeriGas Finance Corp., Senior Notes	5.625%	5/20/24	65,000	70,200

See Notes to Financial Statements.

BrandywineGLOBAL — Flexible Bond Fund 2020 Annual Report	19

Schedule of investments (cont’d)

December 31, 2020

BrandywineGLOBAL — Flexible Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Independent Power and Renewable Electricity Producers — 0.5%
AES Corp., Senior Notes	2.450%	1/15/31	360,000	$365,172	(a)
Total Utilities				1,166,137
Total Corporate Bonds & Notes (Cost — $45,364,578)				47,162,409
Collateralized Mortgage Obligations (f) — 10.9%
Chase Home Lending Mortgage Trust, 2019-ATR2 A11 (1 mo. USD LIBOR + 0.900%)	1.048%	7/25/49	36,800	36,849	(a)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K076 A2	3.900%	4/25/28	220,000	263,984
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K078 A2	3.854%	6/25/28	140,000	167,546
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K082 A2	3.920%	9/25/28	135,000	163,068	(d)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2019- DNA2 M2 (1 mo. USD LIBOR + 2.450%)	2.598%	3/25/49	167,207	167,482	(a)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2020- DNA3 B1 (1 mo. USD LIBOR + 5.100%)	5.248%	6/25/50	535,000	560,519	(a)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2020- HQA5 B1 (SOFR + 4.000%)	4.082%	11/25/50	1,500,000	1,541,163	(a)(d)
Federal National Mortgage Association (FNMA) — CAS, 2019-R01 2B1 (1 mo. USD LIBOR + 4.350%)	4.498%	7/25/31	60,000	61,512	(a)(d)
Federal National Mortgage Association (FNMA) — CAS, 2019-R05 1B1 (1 mo. USD LIBOR + 4.100%)	4.248%	7/25/39	820,000	828,913	(a)(d)
Federal National Mortgage Association (FNMA) — CAS, 2019-R07 1B1 (1 mo. USD LIBOR + 3.400%)	3.548%	10/25/39	140,000	139,062	(a)(d)
Federal National Mortgage Association (FNMA) - CAS, 2017-C06 2M2 (1 mo. USD LIBOR + 2.800%)	2.948%	2/25/30	921,640	932,735	(d)
FREMF Mortgage Trust, 2018-K74 B	4.091%	2/25/51	2,090,000	2,371,357	(a)(d)
GS Mortgage Securities Corp. Trust, 2019-70P A (1 mo. USD LIBOR + 1.000%)	1.159%	10/15/36	160,000	156,422	(a)(d)
Total Collateralized Mortgage Obligations (Cost — $7,228,612)				7,390,612

See Notes to Financial Statements.

20	BrandywineGLOBAL — Flexible Bond Fund 2020 Annual Report

BrandywineGLOBAL — Flexible Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 3.5%
Brazil — 2.8%
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/27	8,515,000	BRL	$1,936,804
Turkey — 0.7%
Turkey Government International Bond, Senior Notes	5.950%	1/15/31	440,000		459,800
Total Sovereign Bonds (Cost — $2,286,349)					2,396,604
Convertible Bonds & Notes — 3.4%
Communication Services — 1.7%
Media — 1.7%
DISH Network Corp., Senior Notes	3.375%	8/15/26	1,210,000		1,156,435
Information Technology — 1.7%
Electronic Equipment, Instruments & Components — 0.8%
Vishay Intertechnology Inc., Senior Notes	2.250%	6/15/25	545,000		569,033
Technology Hardware, Storage & Peripherals — 0.9%
Western Digital Corp., Senior Notes	1.500%	2/1/24	595,000		594,373
Total Information Technology					1,163,406
Total Convertible Bonds & Notes (Cost — $2,278,703)					2,319,841
Asset-Backed Securities — 0.5%
CWABS Revolving Home Equity Loan Trust, 2004-I A (1 mo. USD LIBOR + 0.290%)	0.449%	2/15/34	42,438		42,184	(d)
JPMorgan Mortgage Acquisition Trust, 2007-CH3 A1B (1 mo. USD LIBOR + 0.320%)	0.468%	3/25/37	162,747		160,797	(d)
Merrill Lynch Mortgage Investors Trust, 2006-HE1 M1 (1 mo. USD LIBOR + 0.585%)	0.733%	12/25/36	28,626		28,541	(d)
Towd Point Mortgage Trust, 2017-4 A1	2.750%	6/25/57	115,562		119,922	(a)(d)
Total Asset-Backed Securities (Cost — $343,659)					351,444
Total Investments before Short-Term Investments (Cost — $57,501,901)					59,620,910
Short-Term Investments — 10.0%
Sovereign Bonds — 3.9%
Egypt Treasury Bills	9.719%	2/23/21	24,425,000	EGP	1,531,660	(g)
Egypt Treasury Bills	9.266%	3/9/21	13,550,000	EGP	847,345	(g)
Egypt Treasury Bills	10.732%	4/20/21	4,100,000	EGP	252,783	(g)
Total Sovereign Bonds (Cost — $2,628,074)					2,631,788

See Notes to Financial Statements.

BrandywineGLOBAL — Flexible Bond Fund 2020 Annual Report	21

Schedule of investments (cont’d)

December 31, 2020

BrandywineGLOBAL — Flexible Bond Fund

Security	Rate	Shares	Value
Money Market Funds — 6.1%
JPMorgan U.S. Government Money Market Fund, Institutional Class (Cost — $4,162,667)	0.006%	4,162,667	$4,162,667
Total Short-Term Investments (Cost — $6,790,741)			6,794,455
Total Investments — 97.6% (Cost — $64,292,642)			66,415,365
Other Assets in Excess of Liabilities — 2.4%			1,658,896
Total Net Assets — 100.0%			$68,074,261

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)	Securities traded on a when-issued or delayed delivery basis.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(e)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(f)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(g)	Rate shown represents yield-to-maturity.

Abbreviation(s) used in this schedule:

BRL	— Brazilian Real

CAS	— Connecticut Avenue Securities

EGP	— Egyptian Pound

LIBOR	— London Interbank Offered Rate

SOFR	— Secured Overnight Financing Rate

USD	— United States Dollar

At December 31, 2020, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Depreciation
Contracts to Sell:
U.S. Treasury Ultra Long-Term Bonds	8	3/21	$1,692,817	$1,708,500	$(15,683)

See Notes to Financial Statements.

22	BrandywineGLOBAL — Flexible Bond Fund 2020 Annual Report

BrandywineGLOBAL — Flexible Bond Fund

At December 31, 2020, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	656,849	EUR	560,000	Citibank N.A.	1/12/21	$(27,492)
EUR	560,000	USD	662,836	JPMorgan Chase & Co.	1/12/21	21,505
BRL	5,820,000	USD	1,126,662	JPMorgan Chase & Co.	1/14/21	(6,173)
BRL	9,500,000	USD	1,798,800	JPMorgan Chase & Co.	1/14/21	30,178
USD	337,518	BRL	1,890,000	JPMorgan Chase & Co.	1/14/21	(26,352)
USD	732,667	BRL	4,020,000	JPMorgan Chase & Co.	1/14/21	(41,279)
USD	1,764,816	BRL	9,410,000	JPMorgan Chase & Co.	1/14/21	(46,834)
COP	2,060,000,000	USD	590,373	JPMorgan Chase & Co.	1/22/21	12,787
COP	2,060,000,000	USD	600,426	JPMorgan Chase & Co.	1/22/21	2,735
MXN	12,200,000	USD	600,890	HSBC Securities Inc.	2/3/21	9,839
PEN	6,100,000	USD	1,707,583	HSBC Securities Inc.	2/3/21	(21,998)
MXN	11,900,000	USD	596,304	Morgan Stanley & Co. Inc.	2/3/21	(593)
HUF	430,000,000	USD	1,415,259	Barclays Bank PLC	2/11/21	33,224
USD	533,191	HUF	160,000,000	HSBC Securities Inc.	2/11/21	(5,780)
USD	887,981	HUF	270,000,000	HSBC Securities Inc.	2/11/21	(21,532)
RUB	44,000,000	USD	595,359	Citibank N.A.	2/24/21	(3,742)
RUB	44,000,000	USD	592,273	Citibank N.A.	2/24/21	(656)
GBP	2,210,000	USD	2,947,654	Citibank N.A.	3/8/21	75,813
GBP	880,000	USD	1,174,334	JPMorgan Chase & Co.	3/8/21	29,581
USD	4,084,486	GBP	3,090,000	JPMorgan Chase & Co.	3/8/21	(142,895)
Total						$(129,664)

Abbreviation(s) used in this table:

BRL	— Brazilian Real

COP	— Colombian Peso

EUR	— Euro

GBP	— British Pound

HUF	— Hungarian Forint

MXN	— Mexican Peso

PEN	— Peruvian Nuevo Sol

RUB	— Russian Ruble

USD	— United States Dollar

See Notes to Financial Statements.

BrandywineGLOBAL — Flexible Bond Fund 2020 Annual Report	23

Schedule of investments (cont’d)

December 31, 2020

BrandywineGLOBAL — Flexible Bond Fund

At December 31, 2020, the Fund had the following open swap contracts:

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at December 31, 2020[3]	Periodic Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
Barclays Bank PLC (CCO Holdings LLC/CCO Holdings Capital Corp., 5.750%, due 1/15/24)	$25,000	6/20/21	0.140%	5.000% quarterly	$576	$540	$36
Barclays Bank PLC (CCO Holdings LLC/CCO Holdings Capital Corp., 5.750%, due 1/15/24)	25,000	6/20/21	0.140%	5.000% quarterly	576	540	36
Barclays Bank PLC (Goodyear Tire & Rubber Co., 5.000%, due 5/31/26)	105,000	6/20/22	1.074%	5.000% quarterly	6,063	5,881	182
Barclays Bank PLC (T-Mobile USA Inc., 4.000%, due 4/15/22)	115,000	6/20/21	0.408%	5.000% quarterly	2,503	1,937	566
JPMorgan Chase & Co., (Liberty Interactive LLC, 8.500%, due 7/15/29)	100,000	6/20/22	0.959%	5.000% quarterly	5,947	3,286	2,661
Morgan Stanley & Co. Inc. (Dell Inc., 7.100%, due 4/15/28)	40,000	6/20/22	0.523%	1.000% quarterly	282	(914)	1,196

See Notes to Financial Statements.

24	BrandywineGLOBAL — Flexible Bond Fund 2020 Annual Report

BrandywineGLOBAL — Flexible Bond Fund

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1] (cont’d)
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at December 31, 2020[3]	Periodic Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
Morgan Stanley & Co. Inc. (Dell Inc., 7.100%, due 4/15/28)	$65,000	6/20/22	0.523%	1.000% quarterly	$458	$(1,487)	$1,945
Morgan Stanley & Co. Inc. (Dell Inc., 7.100%, due 4/15/28)	40,000	12/20/22	0.606%	1.000% quarterly	311	(678)	989
Total	$515,000				$16,716	$9,105	$7,611

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Reference Entity	Notional Amount2*		Termination Date	Periodic Payments Received by the Fund†	Market Value[4]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Markit CDX.NA.IG.34 Index	$14,685,000		6/20/25	1.000% quarterly	$239,130	$140,165	$98,965
Markit iTraxx Crossover Index	4,660,000	EUR	12/20/25	5.000% quarterly	676,400	632,042	44,358
Markit iTraxx Europe Index	295,000	EUR	12/20/24	1.000% quarterly	8,178	62	8,116
Markit iTraxx Europe Index	5,150,000	EUR	6/20/25	1.000% quarterly	147,341	118,650	28,691
Total					$1,071,049	$890,919	$180,130

See Notes to Financial Statements.

BrandywineGLOBAL — Flexible Bond Fund 2020 Annual Report	25

Schedule of investments (cont’d)

December 31, 2020

BrandywineGLOBAL — Flexible Bond Fund

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

Abbreviation(s) used in this table:

EUR	— Euro

Summary of Investments by Country* (unaudited)
United States	60.7%
Brazil	9.7
Mexico	5.6
Canada	2.9
Japan	2.5
Israel	2.0
China	1.8
Luxembourg	1.6
Zambia	1.2
Panama	0.8
Turkey	0.7
Saudi Arabia	0.3
Short-Term Investments	10.2
100.0%

*	As a percentage of total investments. Please note that the Fund holdings are as of December 31, 2020 and are subject to change.

See Notes to Financial Statements.

26	BrandywineGLOBAL — Flexible Bond Fund 2020 Annual Report

Statement of assets and liabilities

December 31, 2020

Assets:
Investments, at value (Cost — $64,292,642)	$66,415,365
Foreign currency, at value (Cost — $3)	139
Receivable for Fund shares sold	1,601,188
Deposits with brokers for centrally cleared swap contracts	937,586
Interest receivable	664,406
Receivable from broker — net variation margin on centrally cleared swap contracts	307,024
Unrealized appreciation on forward foreign currency contracts	215,662
Deposits with brokers for open futures contracts	74,317
Deposits with brokers for OTC derivatives	70,000
OTC swaps, at value (net premiums paid — $9,105)	16,716
Receivable for open OTC swap contracts	610
Prepaid expenses	13,791
Total Assets	70,316,804

Liabilities:
Payable for securities purchased	1,856,180
Unrealized depreciation on forward foreign currency contracts	345,326
Investment management fee payable	6,371
Payable to broker — net variation margin on open futures contracts	6,000
Service and/or distribution fees payable	3,333
Trustees’ fees payable	423
Accrued expenses	24,910
Total Liabilities	2,242,543
Total Net Assets	$68,074,261

Net Assets:
Par value (Note 7)	$61
Paid-in capital in excess of par value	65,807,801
Total distributable earnings (loss)	2,266,399
Total Net Assets	$68,074,261

Net Assets:
Class A	$18,027,575
Class I	$22,370,718
Class IS	$27,675,968

Shares Outstanding:
Class A	1,626,136
Class I	2,016,214
Class IS	2,492,207

Net Asset Value:
Class A (and redemption price)	$11.09
Class I (and redemption price)	$11.10
Class IS (and redemption price)	$11.11

Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$11.58

See Notes to Financial Statements.

BrandywineGLOBAL — Flexible Bond Fund 2020 Annual Report	27

Statement of operations

For the Year Ended December 31, 2020

Investment Income:
Interest	$746,554
Less: Foreign taxes withheld	(2,273)
Total Investment Income	744,281

Expenses:
Investment management fee (Note 2)	109,863
Fund accounting fees	69,894
Registration fees	56,990
Audit and tax fees	51,089
Service and/or distribution fees (Notes 2 and 5)	18,023
Legal fees	13,261
Shareholder reports	8,199
Custody fees	7,365
Transfer agent fees (Note 5)	5,714
Trustees’ fees	2,655
Insurance	533
Commitment fees (Note 8)	125
Interest expense	6
Miscellaneous expenses	11,369
Total Expenses	355,086
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(201,969)
Net Expenses	153,117
Net Investment Income	591,164

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	590,730	†
Futures contracts	77,462
Swap contracts	289,801
Forward foreign currency contracts	(122,593)
Foreign currency transactions	(2,638)
Net Realized Gain	832,762
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	2,068,189
Futures contracts	(11,191)
Swap contracts	174,868
Forward foreign currency contracts	(125,092)
Foreign currencies	(90)
Change in Net Unrealized Appreciation (Depreciation)	2,106,684
Net Gain on Investments, Futures Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	2,939,446
Increase in Net Assets From Operations	$3,530,610

†	Net of foreign capital gains tax of $262.

See Notes to Financial Statements.

28	BrandywineGLOBAL — Flexible Bond Fund 2020 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2020	2019

Operations:
Net investment income	$591,164	$171,773
Net realized gain	832,762	382,858
Change in net unrealized appreciation (depreciation)	2,106,684	73,519
Increase in Net Assets From Operations	3,530,610	628,150

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(1,298,462)	(372,174)
Decrease in Net Assets From Distributions to Shareholders	(1,298,462)	(372,174)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	61,335,668	3,000
Reinvestment of distributions	952,705	372,174
Cost of shares repurchased	(2,877,476)	(333)
Increase in Net Assets From Fund Share Transactions	59,410,897	374,841
Increase in Net Assets	61,643,045	630,817

Net Assets:
Beginning of year	6,431,216	5,800,399
End of year	$68,074,261	$6,431,216

See Notes to Financial Statements.

BrandywineGLOBAL — Flexible Bond Fund 2020 Annual Report	29

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class A Shares[1]	2020	2019	2018	2017	2016[2]

Net asset value, beginning of year	$10.01	$9.59	$10.15	$10.01	$10.00

Income (loss) from operations:
Net investment income	0.29	0.25	0.28	0.39	0.22
Net realized and unrealized gain (loss)	1.18	0.75	(0.52)	0.32	0.31
Total income (loss) from operations	1.47	1.00	(0.24)	0.71	0.53

Less distributions from:
Net investment income	(0.30)	(0.46)	(0.30)	(0.44)	(0.18)
Net realized gains	(0.09)	(0.12)	(0.02)	(0.13)	(0.34)
Total distributions	(0.39)	(0.58)	(0.32)	(0.57)	(0.52)

Net asset value, end of year	$11.09	$10.01	$9.59	$10.15	$10.01
Total return[3]	14.84%	10.41%	(2.34)%	7.22%	5.26%

Net assets, end of year (000s)	$18,028	$165	$150	$162	$105

Ratios to average net assets:
Gross expenses	1.97%	4.05%	4.60%	4.58%	6.38%[4]
Net expenses[5,6]	0.96	0.98	0.95	0.90	0.93 [4]
Net investment income	2.73	2.45	2.87	3.78	3.66 [4]

Portfolio turnover rate	104%	356%	192%	111%	94%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period May 31, 2016 (inception date) to December 31, 2016.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend and interest expense on securities sold short, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent.

[7]	Excludes securities received as a result of a contribution in-kind.

See Notes to Financial Statements.

30	BrandywineGLOBAL — Flexible Bond Fund 2020 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1]	2020	2019	2018	2017	2016[2]

Net asset value, beginning of year	$10.01	$9.59	$10.15	$10.01	$10.00

Income (loss) from operations:
Net investment income	0.36	0.28	0.31	0.42	0.24
Net realized and unrealized gain (loss)	1.13	0.75	(0.52)	0.32	0.30
Total income (loss) from operations	1.49	1.03	(0.21)	0.74	0.54

Less distributions from:
Net investment income	(0.31)	(0.49)	(0.33)	(0.47)	(0.19)
Net realized gains	(0.09)	(0.12)	(0.02)	(0.13)	(0.34)
Total distributions	(0.40)	(0.61)	(0.35)	(0.60)	(0.53)

Net asset value, end of year	$11.10	$10.01	$9.59	$10.15	$10.01
Total return[3]	15.00%	10.84%	(2.07)%	7.49%	5.40%

Net assets, end of year (000s)	$22,371	$126	$111	$113	$105

Ratios to average net assets:
Gross expenses	1.69%	3.75%	4.34%	4.34%	6.15%[4]
Net expenses[5,6]	0.68	0.68	0.69	0.66	0.69 [4]
Net investment income	3.30	2.75	3.12	4.08	3.91 [4]

Portfolio turnover rate	104%	356%	192%	111%	94%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period May 31, 2016 (inception date) to December 31, 2016.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend and interest expense on securities sold short, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent.

[7]	Excludes securities received as a result of a contribution in-kind.

See Notes to Financial Statements.

BrandywineGLOBAL — Flexible Bond Fund 2020 Annual Report	31

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class IS Shares[1]	2020	2019	2018	2017	2016[2]

Net asset value, beginning of year	$10.02	$9.59	$10.15	$10.01	$10.00

Income (loss) from operations:
Net investment income	0.32	0.28	0.32	0.42	0.24
Net realized and unrealized gain (loss)	1.18	0.76	(0.52)	0.32	0.30
Total income (loss) from operations	1.50	1.04	(0.20)	0.74	0.54

Less distributions from:
Net investment income	(0.32)	(0.49)	(0.34)	(0.47)	(0.19)
Net realized gains	(0.09)	(0.12)	(0.02)	(0.13)	(0.34)
Total distributions	(0.41)	(0.61)	(0.36)	(0.60)	(0.53)

Net asset value, end of year	$11.11	$10.02	$9.59	$10.15	$10.01
Total return[3]	15.12%	10.87%	(2.03)%	7.52%	5.42%

Net assets, end of year (000s)	$27,676	$6,140	$5,540	$5,654	$6,947

Ratios to average net assets:
Gross expenses	1.66%	3.73%[4]	4.33%[4]	4.28%	6.11%[5]
Net expenses[6,7]	0.65	0.65 [4]	0.65 [4]	0.59	0.65 [5]
Net investment income	2.99	2.78	3.18	4.07	3.95 [5]

Portfolio turnover rate	104%	356%	192%	111%	94%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period May 31, 2016 (inception date) to December 31, 2016.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend and interest expense on securities sold short, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.65%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent.

[8]	Excludes securities received as a result of a contribution in-kind.

See Notes to Financial Statements.

32	BrandywineGLOBAL — Flexible Bond Fund 2020 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

BrandywineGLOBAL — Flexible Bond Fund (formerly known as BrandywineGLOBAL — Global Flexible Income Fund) (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies

BrandywineGLOBAL — Flexible Bond Fund 2020 Annual Report	33

Notes to financial statements (cont’d)

adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

34	BrandywineGLOBAL — Flexible Bond Fund 2020 Annual Report

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Corporate Bonds & Notes	—	$47,162,409	—	$47,162,409
Collateralized Mortgage Obligations	—	7,390,612	—	7,390,612
Sovereign Bonds	—	2,396,604	—	2,396,604
Convertible Bonds & Notes	—	2,319,841	—	2,319,841
Asset-Backed Securities	—	351,444	—	351,444
Total Long-Term Investments	—	59,620,910	—	59,620,910
Short-Term Investments†:
Sovereign Bonds	—	2,631,788	—	2,631,788
Money Market Funds	$4,162,667	—	—	4,162,667
Total Short-Term Investments	4,162,667	2,631,788	—	6,794,455
Total Investments	$4,162,667	$62,252,698	—	$66,415,365
Other Financial Instruments:
Forward Foreign Currency Contracts	—	$215,662	—	$215,662
OTC Credit Default Swaps on Corporate Issues — Sell Protection‡	—	16,716	—	16,716
Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection	—	180,130	—	180,130
Total Other Financial Instruments	—	$412,508	—	$412,508
Total	$4,162,667	$62,665,206	—	$66,827,873

BrandywineGLOBAL — Flexible Bond Fund 2020 Annual Report	35

Notes to financial statements (cont’d)

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Futures Contracts	$15,683	—	—	$15,683
Forward Foreign Currency Contracts	—	$345,326	—	345,326
Total	$15,683	$345,326	—	$361,009

†	See Schedule of Investments for additional detailed categorizations.

‡	Value includes any premium paid or received with respect to swap contracts.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge exposure of bond positions or in an attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an

36	BrandywineGLOBAL — Flexible Bond Fund 2020 Annual Report

unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a net receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2020, the total notional value of all credit default swaps to sell protection was EUR 10,105,000 and $15,200,000. These amounts would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

BrandywineGLOBAL — Flexible Bond Fund 2020 Annual Report	37

Notes to financial statements (cont’d)

For average notional amounts of swaps held during the year ended December 31, 2020, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to

38	BrandywineGLOBAL — Flexible Bond Fund 2020 Annual Report

the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(e) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of,

BrandywineGLOBAL — Flexible Bond Fund 2020 Annual Report	39

Notes to financial statements (cont’d)

among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(h) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(i) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of

40	BrandywineGLOBAL — Flexible Bond Fund 2020 Annual Report

such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of December 31, 2020, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $345,326. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(j) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind

BrandywineGLOBAL — Flexible Bond Fund 2020 Annual Report	41

Notes to financial statements (cont’d)

securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(k) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(l) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(m) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(n) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2020, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries.

42	BrandywineGLOBAL — Flexible Bond Fund 2020 Annual Report

(o) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Brandywine Global Investment Management, LLC (“Brandywine Global”) is the Fund’s subadviser. As of July 31, 2020, LMPFA and Brandywine Global are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”). Prior to July 31, 2020, LMPFA and Brandywine Global were wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). As of July 31, 2020, Legg Mason is a subsidiary of Franklin Resources.

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets. LMPFA has delegated to Brandywine Global the day-to-day portfolio management of the Fund. For its services, LMPFA pays Brandywine Global a fee monthly, at an annual rate equal to 90% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend and interest expense on securities sold short, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class I and Class IS shares did not exceed 1.10%, 0.75% and 0.65%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent.

During the year ended December 31, 2020, fees waived and/or expenses reimbursed amounted to $201,969.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

BrandywineGLOBAL — Flexible Bond Fund 2020 Annual Report	43

Notes to financial statements (cont’d)

Pursuant to these arrangements, at December 31, 2020, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class I	Class IS
Expires December 31, 2021	$5,728	$4,082	$205,331
Expires December 31, 2022	4,884	3,701	182,216
Expires December 31, 2023	72,723	39,508	89,643
Total fee waivers/expense reimbursements subject to recapture	$83,335	$47,291	$477,190

For the year ended December 31, 2020, LMPFA did not recapture any fees.

Legg Mason Investor Services, LLC (“LMIS”) serves as the Fund’s sole and exclusive distributor. As of July 31, 2020, LMIS is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources. Prior to July 31, 2020, LMIS was a wholly-owned broker-dealer subsidiary of Legg Mason.

There is a maximum initial sales charge of 4.25% for Class A shares. In certain cases, Class A shares have a 1.00% contingent deferred sales charge (“CDSC”), which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2020, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

Class A
Sales charges	$716
CDSCs	—

As of July 31, 2020, all officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust. Prior to July 31, 2020, all officers and one Trustee of the Trust were employees of Legg Mason and did not receive compensation from the Trust.

As of December 31, 2020, Franklin Resources and its affiliates owned 63% of the Fund.

3. Investments

During the year ended December 31, 2020, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$64,254,343	$7,502,550
Sales	19,163,452	1,349,162

44	BrandywineGLOBAL — Flexible Bond Fund 2020 Annual Report

At December 31, 2020, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$64,292,642	$2,510,756	$(388,033)	$2,122,723
Futures contracts	—	—	(15,683)	(15,683)
Forward foreign currency contracts	—	215,662	(345,326)	(129,664)
Swap contracts	900,024	187,741	—	187,741

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2020.

ASSET DERIVATIVES[1]
	Foreign Exchange Risk	Credit Risk	Total
Forward foreign currency contracts	$215,662	—	$215,662
OTC swap contracts[2]	—	$16,716	16,716
Centrally cleared swap contracts[3]	—	180,130	180,130
Total	$215,662	$196,846	$412,508

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[4]	$15,683	—	$15,683
Forward foreign currency contracts	—	$345,326	345,326
Total	$15,683	$345,326	$361,009

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

[3]

Includes cumulative unrealized appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]

Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

BrandywineGLOBAL — Flexible Bond Fund 2020 Annual Report	45

Notes to financial statements (cont’d)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2020. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$77,462	—	—	$77,462
Swap contracts	—	—	$289,801	289,801
Forward foreign currency contracts	—	$(122,593)	—	(122,593)
Total	$77,462	$(122,593)	$289,801	$244,670

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$(11,191)	—	—	$(11,191)
Swap contracts	—	—	$174,868	174,868
Forward foreign currency contracts	—	$(125,092)	—	(125,092)
Total	$(11,191)	$(125,092)	$174,868	$38,585

During the year ended December 31, 2020, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$1,657,973
Futures contracts (to sell)	131,423
Forward foreign currency contracts (to buy)	2,434,172
Forward foreign currency contracts (to sell)	2,623,619

Average Notional Balance
Credit default swap contracts (to buy protection)	$232,308
Credit default swap contracts (to sell protection)	9,804,071

46	BrandywineGLOBAL — Flexible Bond Fund 2020 Annual Report

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of December 31, 2020.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2,3]	Net Amount[4,5]
Barclays Bank PLC	$42,942	—	$42,942	—	$42,942
Citibank N.A.	75,813	$(31,890)	43,923	—	43,923
HSBC Securities Inc.	9,839	(49,310)	(39,471)	—	(39,471)
JPMorgan Chase & Co.	102,733	(263,533)	(160,800)	$70,000	(90,800)
Morgan Stanley & Co. Inc.	1,051	(593)	458	—	458
Total	$232,378	$(345,326)	$(112,948)	$70,000	$(42,948)

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

[5]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A shares calculated at the annual rate of 0.25% of the average daily net assets of the class. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2020, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$18,023	$4,188
Class I	—	1,144
Class IS	—	382
Total	$18,023	$5,714

For the year ended December 31, 2020, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$72,763
Class I	39,509
Class IS	89,697
Total	$201,969

BrandywineGLOBAL — Flexible Bond Fund 2020 Annual Report	47

Notes to financial statements (cont’d)

6. Distributions to shareholders by class

	Year Ended December 31, 2020	Year Ended December 31, 2019
Net Investment Income:
Class A	$271,400	$7,216
Class I	216,254	5,859
Class IS	342,351	287,426
Total	$830,005	$300,501

Net Realized Gains:
Class A	$122,326	$1,842
Class I	163,937	1,407
Class IS	182,194	68,424
Total	$468,457	$71,673

7. Shares of beneficial interest

At December 31, 2020, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,832,751	$19,292,458	—	—
Shares issued on reinvestment	32,688	353,442	901	$9,058
Shares repurchased	(255,785)	(2,742,731)	(34)	(333)
Net increase	1,609,654	$16,903,169	867	$8,725

Class I
Shares sold	1,990,045	$21,728,784	304	$3,000
Shares issued on reinvestment	23,251	254,921	723	7,266
Shares repurchased	(9,678)	(103,887)	—	—
Net increase	2,003,618	$21,879,818	1,027	$10,266

Class IS
Shares sold	1,850,402	$20,314,426	—	—
Shares issued on reinvestment	31,970	344,342	35,309	$355,850
Shares repurchased	(2,837)	(30,858)	—	—
Net increase	1,879,535	$20,627,910	35,309	$355,850

48	BrandywineGLOBAL — Flexible Bond Fund 2020 Annual Report

8. Redemption facility

The Fund and certain other participating funds within the Trust (the “Participating Funds”) have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $190 million. Unless renewed or otherwise terminated sooner in accordance with its terms, the agreement will terminate on November 15, 2021. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.15% and is incurred on the unused portion of the facility; there is an annual upfront fee of 0.06% of the $190 million Redemption Facility. These fees are allocated to all Participating Funds pro rata based on net assets. For the year ended December 31, 2020, the Fund incurred a commitment fee in the amount of $125. The Fund did not utilize the Redemption Facility during the year ended December 31, 2020.

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2020	2019
Distributions paid from:
Ordinary income	$1,298,462	$372,174

As of December 31, 2020, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$98,076
Other book/tax temporary differences(a)	3,285
Unrealized appreciation (depreciation)	2,165,038
Total distributable earnings (loss) — net	$2,266,399

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

10. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to

BrandywineGLOBAL — Flexible Bond Fund 2020 Annual Report	49

Notes to financial statements (cont’d)

mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

***

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Plans are underway to phase out the use of LIBOR by the end of 2021. In December 2020, the ICE Benchmark Administration, the administrator of LIBOR, announced that it had commenced a consultation to determine whether to extend publication of certain U.S. dollar LIBOR settings (overnight and one-, three-, six- and twelve- month U.S. dollar LIBOR) to the end of June 2023. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

11. Subsequent event

Effective February 5, 2021, the Fund’s Redemption Facility was terminated and the Fund, together with the Participating Funds and other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by Franklin Resources, became borrowers in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on February 4, 2022.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility; there is no upfront fee.

50	BrandywineGLOBAL — Flexible Bond Fund 2020 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and Shareholders of BrandywineGLOBAL — Flexible Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BrandywineGLOBAL — Flexible Bond Fund (formerly known as BrandywineGLOBAL — Global Flexible Income Fund) (one of the funds constituting Legg Mason Global Asset Management Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the four years in the period ended December 31, 2020 and for the period May 31, 2016 (inception date) through December 31, 2016 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the four years in the period ended December 31, 2020 and for the period May 31, 2016 (inception date) through December 31, 2016 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

February 18, 2021

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

BrandywineGLOBAL — Flexible Bond Fund 2020 Annual Report	51

Additional shareholder information (unaudited)

Results of special meeting of shareholders

On July 14, 2020, a special meeting of shareholders was held for the following purposes: 1) to approve a new management agreement between the Fund and its investment manager; and 2) to approve a new subadvisory agreement with respect to the Fund’s subadviser. The following table provides the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to each matter voted on at the special meeting of shareholders. Each item voted on was approved.

Item Voted On	Voted For	Voted Against	Abstentions	Broker Non-Votes
To Approve a New Management Agreement with Legg Mason Partners Fund Advisor, LLC	6,377,609.028	0	0	0
To Approve a New Subadvisory Agreement with Brandywine Global Investment Management, LLC	6,377,609.028	0	0	0

52	BrandywineGLOBAL — Flexible Bond Fund

Statement regarding liquidity risk management program (unaudited)

As required by law, the fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the fund. Legg Mason Partners Fund Advisor, LLC (the “Manager”), the fund’s manager, is the administrator of the Program. The Manager has established a liquidity risk management committee (the “Committee”) to administer the Program on a day-to-day basis.

The Committee, on behalf of the Manager, provided the fund’s Board of Trustees with a report that addressed the operation of the Program, assessed its adequacy and effectiveness of implementation, including, if applicable, the operation of any highly liquid investment minimum (“HLIM”), and described any material changes that had been made to the Program or were recommended (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Reporting Period”).

The Report confirmed that there were no material changes to the Program during the Reporting Period and that no changes were recommended.

The Report also confirmed that, throughout the Reporting Period, the Committee had monitored the fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.

The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:

Assessment, Management, and Periodic Review of Liquidity Risk. The Committee reviewed the fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the fund held less liquid and illiquid assets and the extent to which any such investments affected the fund’s ability to meet redemption requests. In managing and reviewing the fund’s liquidity risk, the Committee also considered the extent to which the fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the fund uses borrowing for investment purposes, and the extent to which the fund uses derivatives (including for hedging purposes). The Committee also reviewed the fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the fund’s short-term and long-term cash flow projections. The Committee also considered the fund’s holdings of cash and cash equivalents, as well as borrowing arrangements and other

BrandywineGLOBAL — Flexible Bond Fund	53

Statement regarding liquidity risk management program (unaudited) (cont’d)

funding sources, including, if applicable, the fund’s participation in a credit facility, as components of the fund’s ability to meet redemption requests.

Liquidity Classification. The Committee reviewed the Program’s liquidity classification methodology for categorizing the fund’s investments into one of four liquidity buckets. In reviewing the fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.

Highly Liquid Investment Minimum. The Committee performed an analysis to determine whether the fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the fund primarily holds highly liquid investments.

Compliance with Limitation on Illiquid Investments. The Committee confirmed that during the Reporting Period, the fund did not acquire any illiquid investment such that, after the acquisition, the fund would have invested more than 15% of its assets in illiquid investments that are assets, in accordance with the Program and applicable SEC rules.

Redemptions in Kind. The Committee confirmed that no redemptions in-kind were effected by the fund during the Reporting Period.

The Report stated that the Committee concluded that the Program is reasonably designed and operated effectively to assess and manage the fund’s liquidity risk throughout the Reporting Period.

54	BrandywineGLOBAL — Flexible Bond Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of BrandywineGLOBAL — Flexible Bond Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†

Ruby P. Hearn

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) (since 2001); Member of the National Academy of Medicine (formerly known as the Institute of Medicine) (since 1982); formerly, Trustee of the New York Academy of Medicine (2004 to 2011); Director of the Institute for Healthcare Improvement (2002 to 2011); Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during the past five years	None

Arnold L. Lehman

Year of birth	1944
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	Since 1982 and since 2015
Principal occupation(s) during the past five years	Senior Advisor, Phillips (auction house) (since 2015); formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during the past five years	Trustee of American Federation of Arts (since 2002)

BrandywineGLOBAL — Flexible Bond Fund	55

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Robin J.W. Masters

Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during the past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during the past five years	Director of HSBC Managed Portfolios Limited, HSBC Corporate Money Funds Limited and HSBC Specialist Funds Limited (since 2020); formerly, Director of Cheyne Capital International Limited (investment advisory firm) (2005 to 2020); Director/ Trustee of Legg Mason Institutional Funds plc, Western Asset Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

Jill E. McGovern

Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during the past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) (since 2007); formerly, Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during the past five years	Director of International Biomedical Research Alliance (2002 to 2010); Director of Lois Roth Endowment (2005 to 2012)

Arthur S. Mehlman

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during the past five years	Retired. Director, The University of Maryland Foundation (since 1992); formerly, Director, The League for People with Disabilities (2003 to 2017); Director, Municipal Mortgage & Equity LLC (2004 to 2011); Partner (1972 to 2002), Partner-in-Charge of the Audit Practice for Baltimore and Washington offices (1998 to 2001), and Managing Partner of the Baltimore office (1992 to 1995) at KPMG LLP (international accounting firm)
Number of funds in fund complex overseen by Trustee	Trustee of all Legg Mason Funds consisting of 20 portfolios; Director/Trustee of the Royce Family of Funds consisting of 22 portfolios
Other board memberships held by Trustee during the past five years	Director of Municipal Mortgage & Equity, LLC. (2004 to 2011)

56	BrandywineGLOBAL — Flexible Bond Fund

Independent Trustees† (cont’d)

G. Peter O’Brien
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Retired. Trustee Emeritus of Colgate University (since 2005); Board Member, Hill House, Inc. (residential home care) (since 1999); formerly, Board Member, Bridges School (pre-school) (2006 to 2017); Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Trustee of all Legg Mason funds consisting of 20 portfolios; Director/Trustee of the Royce Family of Funds consisting of 22 portfolios
Other board memberships held by Trustee during the past five years	Director of TICC Capital Corp. (2003 to 2017)

S. Ford Rowan
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during the past five years	Consultant to University of Maryland University College (since 2013); formerly, Chairman, National Center for Critical Incident Analysis (2004 to 2018); Lecturer in Organizational Sciences, George Washington University (2000 to 2014); Trustee, St. John’s College (2006 to 2012); Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Director, Santa Fe Institute (1999 to 2008)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during the past five years	None

BrandywineGLOBAL — Flexible Bond Fund	57

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Robert M. Tarola
Year of birth	1950
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	President of Rights Advisory LLC (corporate finance and governance consulting) (since 2008); Member, Investor Advisory Group of the Public Company Accounting Oversight Board (since 2009); formerly, Chief Financial Officer, Little Company of Mary Hospital and Health Care Centers (healthcare provider network) (2018); Executive Vice President and Chief Financial Officer, Southcoast Health System, Inc. (healthcare provider network) (2015 to 2017); Senior Vice President and Chief Financial Officer of The Howard University (higher education and health care) (2009 to 2013); Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008); Chief Financial Officer of MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, PriceWaterhouse, LLP (accounting and auditing) (1984 to 1996)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during the past five years	Director of American Kidney Fund (renal disease assistance) (since 2008); Director and Board Chair of XBRL International, Inc. (global data standard setting) (since 2015); Director of Vista Outdoor, Inc. (consumer recreation products) (since 2015); formerly, Director of TeleTech Holdings, Inc. (business processing outsourcing) (2008 to 2018)

Interested Trustee and Officer

Jane Trust, CFA[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 147 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee	145
Other board memberships held by Trustee during the past five years	None

58	BrandywineGLOBAL — Flexible Bond Fund

Additional Officers

Christopher Berarducci Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1974
Position(s) with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2010 and 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Marc A. De Oliveira*
Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia
Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

BrandywineGLOBAL — Flexible Bond Fund	59

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Ted P. Becker Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Susan Kerr
Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Legg Mason Investor Services, LLC (“LMIS”); formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Jenna Bailey
Franklin Templeton 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Compliance Analyst of Franklin Templeton (since 2020); Identity Theft Prevention Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2015); formerly, Compliance Officer of Legg Mason & Co. (2013 to 2020); Assistant Vice President of Legg Mason & Co. (2011 to 2020)

60	BrandywineGLOBAL — Flexible Bond Fund

Additional Officers (cont’d)

Jeanne M. Kelly Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†

Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Each of the Independent Trustees serves on the standing committees of the Board of Trustees, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Trustees Committee (chair: Arnold L. Lehman).

*	Effective September 10, 2020, Mr. De Oliveira became Secretary and Chief Legal Officer.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

BrandywineGLOBAL — Flexible Bond Fund	61

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2020:

Record date:	12/17/2020
Payable date:	12/18/2020
Long-Term Capital Gain Dividend	$0.001310
Qualified Short-Term Capital Gain Dividend*	$0.085190

*	Qualified Short-Term Capital Gain dividend is eligible for exemption from U.S. withholding tax for non-resident shareholders and foreign corporations.

62	BrandywineGLOBAL — Flexible Bond Fund

BrandywineGLOBAL —

Flexible Bond Fund

Trustees

Ruby P. Hearn

Arnold L. Lehman

Chairman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Brandywine Global Investment

Management, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

BrandywineGLOBAL — Flexible Bond Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

BrandywineGLOBAL — Flexible Bond Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at

1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the

SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of BrandywineGLOBAL — Flexible Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2021 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform. The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary, so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2018

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker,

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

•

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

•	You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2020

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2021 Legg Mason Investor Services, LLC Member FINRA, SIPC

BWXX336422 2/21 SR21-4089

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Arthur S. Mehlman the Chairman of the Board’s Audit Committee and Robert M. Tarola, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Mehlman and Mr. Tarola as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2019 and December 31, 2020 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $211,015 in December 31, 2019 and $229,436 in December 31, 2020.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2019 and $0 in December 31, 2020.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in December 31, 2019 and $0 in December 31, 2020. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by to the service affiliates during the Reporting Periods that required pre-approval by the Audit Auditors Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in December 31, 2019 and $0 in December 31, 2020, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)

(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2019 and December 31, 2020; Tax Fees were 100% and 100% for December 31, 2019 and December 31, 2020; and Other Fees were 100% and 100% for December 31, 2019 and December 31, 2020.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $657,336 in December 31, 2019 and $691,380 in December 31, 2020.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: February 23, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 23, 2021

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	February 23, 2021